IVA FIDUCIARY TRUST IVA Worldwide Fund IVA International Fund

Supplement dated December 18, 2020 to the
Statement of Additional Information dated January 31, 2020

for the IVA Worldwide Fund and IVA International Fund
(together, the “Funds”)

This supplement updates information in the Statement of Additional Information of the IVA Fiduciary Trust (the “Trust”) dated January 31, 2020. You may obtain a copy of the Statement of Additional Information free of charge, upon request, by calling the toll-free number (866) 941-4482 or by visiting the Trust’s website at www.ivafunds.com.

Effective December 14, 2020, Michael W. Malafronte is no longer President and Trustee of the Trust and is no longer Managing Partner of International Value Advisers, LLC, the Investment Adviser of the Funds. All references to Mr. Malafronte are hereby removed from the Statement of Additional Information.

Charles de Vaulx, Portfolio Manager of the Funds and Chief Investment Officer of the Adviser has been elected President of the Trust.

Please retain this supplement for future reference.